UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016

Commission File Number of issuing entity: 333-208503-1

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware	c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices)

Commission File Number of depositor: 333-208503

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware	Chase Card Funding LLC 201 North Walnut Street Wilmington, Delaware 19801
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States	Chase Bank USA, National Association 201 North Walnut Street Wilmington, DE 19801
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On May 2, 2016, Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), Chase Card Funding LLC, a Delaware limited liability company (“Chase Card Funding”), as depositor, transferor and beneficiary of the Issuing Entity, and Chase Bank USA, National Association, a national banking association (the “Bank”), as sponsor, servicer and administrator of the Issuing Entity, entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as an underwriter and as representative of the underwriters named in any applicable terms agreement.

On May 2, 2016, the Issuing Entity filed a base prospectus with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act of 1933, as amended (15 U.S.C. 77d) (the “Securities Act”). Pursuant to the terms of the Underwriting Agreement, the Issuing Entity, Chase Card Funding and the Bank propose to sell notes of the series, classes and tranches designated in a terms agreement from time to time during the period from and including the date of the Underwriting Agreement through the earlier of the next date on which a revised base prospectus is filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act or August 9, 2016 (the “Issuance Period”). For each issuance of notes during the Issuance Period, the Bank, Chase Card Funding, the Issuing Entity and J.P. Morgan Securities LLC, as representative of the underwriters named in any applicable terms agreement, will enter into a terms agreement, the form of which is attached to the Underwriting Agreement. Each such terms agreement will set forth the terms of the notes, including the series or tranches of such notes, and shall be dated the date of the pricing of such notes.

The CHASEseries notes are a series of notes that may be sold and delivered to the underwriters under the Underwriting Agreement and will consist of Class A notes, Class B notes and Class C notes. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1a and is incorporated by reference herein.

On April 29, 2016, the Bank, as sponsor and servicer of the Issuing Entity, entered into an Amended and Restated Asset Representations Review Agreement with FTI Consulting, Inc., as asset representations reviewer (the “Amended and Restated Asset Representations Review Agreement”).

A copy of the Amended and Restated Asset Representations Review Agreement is attached hereto as Exhibit 4.7 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1a)	Underwriting Agreement, dated as of May 2, 2016, among Chase Issuance Trust, Chase Card Funding LLC, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

(4.7)	Amended and Restated Asset Representations Review Agreement, dated as of April 29, 2016, between Chase Bank USA, National Association and FTI Consulting, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC
as Depositor of the Chase Issuance Trust

By:	/s/ Brent L. Barton
Name: Brent L. Barton
Title: Chief Executive Officer

Date: May 2, 2016